SECOND AMENDMENT
                                 TO
                          CREDIT AGREEMENT



     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment") dated as of April 29, 1998 relates to that certain Credit Agreement dated as of February 27, 1997, as amended by the First Amendment dated as of February 9, 1998 (the "Credit Agreement"), among The Southland Corporation, a Texas corporation ("Southland"), the financial institutions party thereto as "Senior Lenders" or "Issuing Banks", Citibank, N.A., as administrative agent for the Senior Lenders and Issuing Banks (in such capacity, together with any successor administrative agent appointed pursuant to SECTION 11.07 of the Credit Agreement, the "Administrative Agent") and The Sakura Bank, Limited, New York Branch, as Co-Agent.


     1. DEFINITIONS. Capitalized terms defined in the Credit Agreement and not otherwise defined or redefined herein have the meanings assigned to them in the Credit Agreement.

     2. AMENDMENTS TO CREDIT AGREEMENT. Upon the "Second Amendment Effective Date" (as defined in Section 5 below), the Credit Agreement is hereby amended as follows:

          2.1     AMENDMENT TO SECTION 1.01.  Section 1.01 of the
Credit Agreement is hereby amended by amending and restating the definition of "Master Lease Documents" in its entirety to read as follows:

     "MASTER LEASE DOCUMENTS" shall mean a Master Lease evidencing the terms of the Master Lease Facility and any agreements, documents and instruments executed in connection therewith, as the same may be amended, restated, supplemented or otherwise modified from time to time, PROVIDED that the aggregate Dollar amount advanced for assets leased under the lease facility shall not exceed $115,000,000.

          2.2     AMENDMENT TO SECTION 5.01.  Section 5.01 of the
Credit Agreement is hereby amended by adding a new clause (xxviii) at the end thereof to read as follows:

(xxviii) Year 2000. All reprogramming required to permit the proper functioning, in and following the year 2000, of the computer systems and equipment


                                       Tab 1
operations of Southland and its Subsidiaries and the testing of all such systems and equipment, as so reprogrammed, will be materially completed in a timely fashion and will not result in a Material Adverse
Effect.

          2.3     AMENDMENT TO SECTION 8.01.  Section 8.01 of the
Credit Agreement is hereby amended by (i) amending and restating
CLAUSE (i) thereof in its entirety to read as follows:

     (i) the Obligations and the obligations arising under the Master Lease Documents;

and (ii) amending and restating clause (v) thereof in its entirety to read as follows:

     (v) Indebtedness consisting of (A) Capital Lease obligations, (B) Indebtedness incurred in connection with Capital Expenditures (and within a reasonable period of time thereafter), (C) obligations under sale and leaseback transactions, (D) Accommodation Obligations with respect to financing incurred by lessors solely for the purpose of acquiring and constructing stores, store sites and related fixtures and equipment which are or are to be leased by Southland and (E) extensions, renewals, replacements or refinancings of the Indebtedness described in SUBCLAUSES
(A) through (D) of this SECTION 8.01(v), not exceeding the principal amount outstanding before giving effect to the extension, renewal, replacement or refinancing (together with, in the case of a refinancing, interest accrued thereon and reasonable costs incurred in connection with the refinancing); PROVIDED, HOWEVER, that such Indebtedness (1) is incurred in connection with the acquisition or leasing of assets at fair value after the Effective Date, (2) is unsecured or (other than in the case of Indebtedness described in SUBCLAUSE (D) and extensions, renewals, replacements or refinancings thereof) secured only by the assets acquired or leased in connection with the transaction pursuant to which the Indebtedness was originally incurred and (3) does not exceed $150,000,000 in aggregate principal amount (of which no more than $50,000,000 shall be used in sale and leaseback transactions, other than sales and leasebacks of store sites);

          2.4     AMENDMENT to SECTION 8.04.  Section 8.04 of the
Credit Agreement is hereby amended by renumbering CLAUSE (xiv) thereof as CLAUSE (xv) and inserting a new CLAUSE (xiv) immediately following CLAUSE (xiii) to read as follows:

(xiv) Accommodation Obligations permitted by SECTION
8.01(v);

          2.5     AMENDMENT TO SECTION 9.01.  Section 9.01 of the
Credit Agreement is hereby amended and restated in its entirety to read as follows:

     9.01. SENIOR INDEBTEDNESS TO EBITDA. Southland shall not on any Quarterly Determination Date occurring during any period set out below permit the ratio of (i)
Senior Indebtedness (other than Indebtedness not exceeding
$41,400,000 arising under the Master Lease Documents) as of such Quarterly Determination Date to (ii) EBITDA as determined as of such Quarterly Determination Date for the four (4) calendar quarters ending on such date, to be greater than the ratio set out below opposite such period:

                        PERIOD                     MAXIMUM RATIO
                        ------                     -------------
                 -----------------------------------------------
                 Effective Date through                3.40x
                 March 31, 1998
                 -----------------------------------------------
                 April 1, 1998 through                 4.10x
                 March 31, 1999
                 -----------------------------------------------
                 April 1, 1999 through                 3.50x
                 December 31, 1999
                 -----------------------------------------------
                 January 1, 2000 and                   2.25x
                 thereafter
                 -----------------------------------------------

2.6     AMENDMENT TO SECTION 9.02.  Section 9.02 of the Credit
Agreement is hereby amended and restated in its entirety to read as follows:

     9.02.     MINIMUM INTEREST AND RENT COVERAGE RATIO.
Southland shall not on any Quarterly Determination Date occurring during any period set out below permit the ratio of (i) the sum of (A) EBITDA, PLUS (B) Rent Expense on
Operating Leases to (ii) the sum of (A) Consolidated Cash
Interest Expense, PLUS (B) Rent Expense on Operating
Leases, in each case as determined as of such Quarterly
Determination Date for the four (4) calendar quarters ending on such date, to be less than the ratio set out below opposite such period:

                        PERIOD                     MINIMUM RATIO
                        ------                     -------------
                 -----------------------------------------------
                 Effective Date through                2.00x
                 March 31, 1998
                 -----------------------------------------------
                 April 1, 1998 through                 1.80x
                 December 31, 1998
                 -----------------------------------------------
                 January 1, 1999 through               1.90x
                 December 31, 1999
                 -----------------------------------------------
                 January 1, 2000 through               2.25x
                 December 31, 2000
                 -----------------------------------------------
                 January 1, 2001 and                   2.50x
                 thereafter
                 -----------------------------------------------

          2.7     AMENDMENT TO SECTION 9.03.  Section 9.03 of the
Credit Agreement is hereby amended and restated in its entirety to read as follows:

     9.03.     MINIMUM FIXED CHARGE COVERAGE RATIO.  (a)
Southland shall not on any Quarterly Determination Date occurring during any period set out below permit the ratio of (i) EBITDA, MINUS Capital Expenditures to (ii)
Consolidated Fixed Charges, in each case as determined as of such Quarterly Determination Date for the four (4) calendar quarters ending on such date, to be less than the ratio set out below opposite such period:

                        PERIOD                     MINIMUM RATIO
                        ------                     -------------
                 -----------------------------------------------
                 Effective Date through                0.65x
                 December 31, 1997
                 -----------------------------------------------
                 January 1, 1998 through               0.35x
                 March 31, 1998
                 -----------------------------------------------

(b)  Southland shall not on any Quarterly Determination
Date occurring during any period set out below permit the ratio of (i) EBITDA to (ii) Consolidated Fixed Charges, in each case as determined as of such Quarterly Determination
Date for the four (4) calendar quarters ending on such date, to be less than the ratio set out below opposite such period:

                        PERIOD                     MINIMUM RATIO
                        ------                     -------------
                 -----------------------------------------------
                 April 1, 1998 through                 1.50x
                 December 31, 1999
                 -----------------------------------------------
                 January 1, 2000 and                   1.75x
                 thereafter
                 -----------------------------------------------

2.8 ADDITION OF SECTION 9.04. A new Section 9.04 is hereby added to the Credit Agreement, immediately following Section 9.03, to read as follows:

     9.04. CAPITAL EXPENDITURES. Southland shall not, and shall not permit its Subsidiaries to, make or incur
Capital Expenditures in any period set out below in excess of the amount set out opposite such period:

                        PERIOD               MAXIMUM AMOUNT OF CAPITAL
                        -----                -------------------------
                                                    EXPENDITURES
                                                    ------------
                 -----------------------------------------------------
                 Fiscal Year 1998                   $425,000,000
                 -----------------------------------------------------
                 Fiscal Year 1999                   $325,000,000
                 -----------------------------------------------------
                 Fiscal Year 2000                   $325,000,000
                 -----------------------------------------------------
                 January 1, 2001 and                $325,000,000
                 thereafter
                 -----------------------------------------------------

          3. AMENDMENT FEE. Southland shall pay to the Administrative Agent for the account of the Administrative Agent and the Senior Lenders the fees agreed to between the Administrative Agent and Southland

          4. REPRESENTATIONS AND WARRANTIES. Southland hereby represents and warrants to each Senior Lender, each Issuing Bank, the Administrative Agent and the Co-Agent that (a) each of the statements set forth in Section 5.01 of the Credit Agreement (as amended hereby) are true, correct and complete on and as of the Second Amendment Effective Date as though made to each Senior Lender, each Issuing Bank, the Administrative Agent and the Co-Agent on and as of such date and (b) as of the Second Amendment Effective Date, no Event of Default or Potential Event of Default has occurred and is continuing.

          5. SECOND AMENDMENT EFFECTIVE DATE. This Second Amendment shall become effective as of the date first above written (the "Second Amendment Effective Date") upon receipt by the Administrative Agent (with sufficient copies for each Senior Lender) of counterparts hereof, executed by Southland, the Administrative Agent and the Requisite Senior Lenders.

          6. MISCELLANEOUS. This Second Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Except to the extent specifically amended or modified hereby, the provisions of the Credit Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Senior Lender or Issuing Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          7. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts which together shall constitute one instrument.

          8. GOVERNING LAW. THIS SECOND AMENDMENT, AND ALL ISSUES RELATING TO THIS SECOND AMENDMENT, INCLUDING THE VALIDITY, ENFORCEABILITY, INTERPRETATION OR CONSTRUCTION OF THIS SECOND AMENDMENT OR ANY PROVISION HEREOF, SHALL BE GOVERNED BY, AND SHALL BE DETERMINED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Administrative Agent, the Requisite Senior Lenders and Southland have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.



BORROWER:               THE SOUTHLAND CORPORATION


                         By:  /s/ Ezra Shashoua
                              ---------------------------------
                              Title:     Treasurer


ADMINISTRATIVE AGENT:     CITIBANK, N.A., as the Administrative Agent


                         By:   /s/ Robert A. Snell
                               --------------------------------
                               Title:     as attorney in fact


SENIOR LENDERS:          CITIBANK, N.A.


                         By:   /s/ Robert A. Snell
                               ---------------------------------
                               Title:     as attorney in fact

                         THE SAKURA BANK, LIMITED, NEW YORK BRANCH


                         By:   /s/ Keiji Kanai
                               ----------------------------------------
                               Title:   Vice President & Senior Manager


                         THE ASAHI BANK, LTD., NEW YORK BRANCH


                         By:   /s/ Douglas E. Price
                               -----------------------------------------
                               Title:     Senior Vice President


                         BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                         By:   /s/ Ryohei Takashima
                               ------------------------------------------
                               Title:     Senior Vice President


                         THE FUJI BANK, LIMITED, HOUSTON AGENCY


                         By:   /s/ Philip C. Lauinger III
                               -------------------------------------------
                               Title:     Vice President & Manager


                         THE MITSUI TRUST AND BANKING COMPANY, LIMITED,
NEW YORK BRANCH


                         By:   /s/ Margaret Holloway
                               -------------------------------------------
                               Title:     Vice President & Manager

                         THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY

                         By: THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                            HOUSTON OFFICE, Authorized Representative


                         By:
                              ----------------------------------------
                              Title:


                         NATIONSBANK OF TEXAS, N.A.


                         By:   /s/ Delaney A. Burgdorfer
                               ----------------------------------------
                               Title:     Vice President


                         BANKERS TRUST COMPANY


                         By:   /s/ David J. Bell
                               -----------------------------------------
                               Title:     Vice President


                         CIBC INC.


                         By:   /s/ Elizabeth Fischer
                               -----------------------------------------
                               Title:     Executive Director
                                          CIBC Oppenheimer Corp., as Agent